UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  December 21, 2022

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
5.279% Corporate Units	NEE.PRP	New York Stock Exchange
6.219% Corporate Units	NEE.PRQ	New York Stock Exchange
6.926% Corporate Units	NEE.PRR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 21, 2022, NextEra Energy Transmission Holdings, LLC (NextEra Energy Transmission Holdings), an indirect wholly owned subsidiary of NextEra Energy Capital Holdings, Inc. (NextEra Energy Capital Holdings), issued $1,065 million principal amount of 6.09% senior secured limited-recourse fully-amortizing notes maturing in December 2042 (the notes). NextEra Energy Capital Holdings is a wholly owned subsidiary of NextEra Energy, Inc. (NEE). Principal and interest on the notes are payable semi-annually. Substantially all of the proceeds from the sale of the notes will be used to fund distributions to NextEra Energy Capital Holdings, which NextEra Energy Capital Holdings will allocate to the funding of capital expenditures and for general corporate purposes.

The notes are secured by a first priority security interest in certain assets, including 100% of the ownership interests in NextEra Energy Transmission Holdings and certain of its subsidiaries, including an entity that has a 100% indirect interest in Trans Bay Cable LLC (Trans Bay Cable), the entity that has a 100% interest in GridLiance West LLC (GridLiance West) and the entity that has a 100% interest in New Hampshire Transmission, LLC (New Hampshire Transmission). Trans Bay Cable, GridLiance West and New Hampshire Transmission are regulated transmission utility companies in the United States.

The note purchase agreement contains default and related acceleration provisions relating to, among other things, the failure to make required payments and maintain a specified minimum debt service coverage ratio, the failure for NextEra Energy Transmission Holdings or certain of its subsidiaries and affiliates to observe other covenants in the note purchase agreement and related documents, certain cross-default provisions with respect to other indebtedness agreements of NextEra Energy Transmission Holdings and its subsidiaries and certain bankruptcy-related events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 22, 2022

NEXTERA ENERGY, INC.
(Registrant)

JAMES M. MAY
James M. May Vice President, Controller and Chief Accounting Officer